Exhibit 99.1

MariMed Files Definitive Proxy Statement for Special Meeting of Stockholders to Approve Proposed Reverse Stock Split

NORWOOD, MA, September 23, 2026 - MariMed Inc. (“MariMed” or the “Company”) (CSE: MRMD) (OTCQB: MRMD), a leading multi-state cannabis operator focused on improving lives every day, today announced that it has filed a definitive proxy statement with the U.S. Securities and Exchange Commission (“SEC”) in connection with a Special Meeting of Stockholders (the “Special Meeting”) to seek stockholder approval of a proposed reverse stock split of the Company’s common stock (the “Reverse Stock Split”).

The proposed Reverse Stock Split is intended to provide MariMed with greater flexibility to satisfy the minimum share price and other requirements associated with a potential listing of its common stock on a U.S. national securities exchange. If the proposal is approved by the Company’s stockholders, the Reverse Stock Split will be effected in the sole discretion of the Board of Directors (the “Board”).

“Our Board believes that positioning MariMed to pursue a listing on a major U.S. exchange is an important step in the Company’s evolution,” said Jon Levine, Chief Executive Officer of MariMed. “A national exchange listing has the potential to broaden our investor base by increasing the Company’s visibility among institutional investors, research analysts and broker-dealers and improve access to the capital markets. As the regulatory environment for the cannabis industry as well as the capital markets continue to evolve, we believe taking these steps now gives us greater strategic flexibility.”
There can be no assurance that the Board will determine to effect the Reverse Stock Split, that MariMed will be eligible for listing on a U.S. national securities exchange, that the Reverse Stock Split will enable the Company to satisfy all applicable listing requirements, or that the Reverse Stock Split will result in a sustained increase in the trading price or liquidity of the Company’s common stock.

Reverse Stock Split Details

If approved by stockholders:

•The Reverse Stock Split proposal would authorize the Board to determine whether and when to implement the Reverse Stock Split at a ratio of between one for fifty and one for one-hundred, in its discretion. The Board would determine the final ratio based on market conditions and other relevant considerations, including the requirements associated with a potential listing of the Company’s common stock on a U.S. national securities exchange.
•The Board would retain the discretion not to implement the Reverse Stock Split if it determines that doing so would not be in the best interests of the Company and its stockholders.

•No fractional shares would be issued in connection with the Reverse Stock Split. Stockholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split will instead receive a cash payment in lieu of such fractional share.

If the Reverse Stock Split is implemented:
•The number of shares of MariMed common stock outstanding would be reduced by the applicable split ratio. The Reverse Stock Split would not, by itself, change a stockholder’s proportional ownership or voting power in the Company, except for any adjustments resulting from the treatment of fractional shares.

Special Meeting of Stockholders

The Special Meeting is scheduled to be held virtually on October 28, 2026 at 9:30 am eastern time, or a later date if adjourned. Stockholders of record as of the close of business on September 4, 2026 will be entitled to vote on the Reverse Stock Split proposal at the Special Meeting.

The definitive proxy statement has been filed with the SEC and is available through the SEC’s website and on MariMed’s Investor Relations website. Stockholders are encouraged to read the definitive proxy statement in its entirety because it contains important information regarding the Reverse Stock Split proposal, including the reasons for the proposal and associated risks.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in connection with the proposal to be submitted to the Company’s stockholders at the Special Meeting seeking approval of an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split (the “Reverse Stock Split Proposal”). This communication does not contain all the information that should be considered concerning the Reverse Stock Split Proposal and is not intended to form the basis of any investment decision or any other decision in respect of the Reverse Stock Split Proposal. In connection with the Special Meeting, the Company filed a definitive proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission (the “SEC”) on September 22, 2026. The Company’s stockholders are urged to read the definitive proxy statement and all other relevant materials filed with the SEC as such documents contain important information about the Company, the Special Meeting and the Reverse Stock Split Proposal. The definitive proxy statement and other relevant materials are being made available to the Company’s stockholders as of the record date for the Special Meeting and may be obtained free of charge at the SEC’s website, www.sec.gov, or via the Company’s website, www.marimedinc.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Reverse Stock Split Proposal. Information about the Company’s directors and executive officers, including a description of their direct or indirect interests in the Reverse Stock Split Proposal, is set forth in the definitive proxy statement for the Special Meeting filed with the SEC on September 22, 2026. The definitive proxy statement may be obtained free of charge from the sources indicated above.

About MariMed
MariMed Inc. is a leading multi-state cannabis operator, known for developing and managing state-of-the-art cultivation, production, and retail facilities. Our award-winning portfolio of cannabis brands, including Betty's Eddies™, Bubby’s Baked™, Vibations™, InHouse™, and Nature’s Heritage™,

sets us apart as an industry leader. These trusted brands, crafted with quality and innovation, are recognized and loved by consumers across the country. With a commitment to excellence, MariMed continues to drive growth and set new standards in the cannabis industry. For additional information, visit www.marimedinc.com.

Important Caution Regarding Forward-Looking Statements
The information in this release contains “forward-looking” statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, which are subject to several risks and uncertainties. All statements other than statements of historical facts contained in this release, including without limitation statements regarding the proposed listing of the Company’s common stock on a national exchange and the affect and impact of the Reverse Split are forward-looking statements. Without limiting the foregoing, the words “anticipates,” “believes,” “estimates,” “expects,” “expectations,” “intends,” “may,” “plans,” and other similar language, whether in the negative or affirmative, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Forward-looking statements are based on the Company’s current beliefs and assumptions regarding our business, timing of regulatory approvals, the ability to obtain new licenses, business prospects and strategic growth plan, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. The Company’s actual results may differ materially from those contemplated in these forward-looking statements due to various risks, uncertainties, and other important factors, including, among others, reductions in customer spending, its ability to recruit and retain key personnel, and disruptions from the integration efforts of acquired companies.

These factors are not intended to be an all-encompassing list of risks and uncertainties that may affect the Company’s business and results of operations. These statements are not a guarantee of future performance and involve risk and uncertainties that are difficult to predict, including, among other factors, changes in demand for the Company’s services and products, changes in the law and its enforcement, and changes in the economic environment. Additional information regarding these and other factors can be found in the Company’s reports filed with the U.S. Securities and Exchange Commission. In providing these forward-looking statements, the Company expressly disclaims any obligation to update these statements publicly or otherwise, whether as a result of new information, future events or otherwise, except as required by law.

All trademarks and service marks are the property of their respective owners.

Neither the CSE nor its Regulation Services accepts responsibility for the adequacy or accuracy of this release.

For More Information Contact:
Howard Schacter, Chief Communications Officer
Email: hschacter@marimedinc.com
Phone: (781) 277-0007

# # #